Discontinued Operations	12 Months Ended
Dec. 31, 2021
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
8. Discontinued Operations
On June 12, 2020, the Company completed the sale of 100% of its equity interests in Spaceflight to M&Y Space for a final purchase price of $31.6 million. In connection with the sale, a bridge loan of $26.0 million, plus unpaid, accrued interest of $0.2 million, was extinguished and deducted from the net proceeds. Accrued interest of $0.5 million was also forgiven in accordance with the terms of the bridge loan.
Under a transition services agreement, the Company provides, post-closing transition services to Spaceflight, including, but not limited to, the sublease of the Company’s office facility in Seattle, Washington and common area maintenance fees related to the sublease.
Settlement Arrangement for the Sale of the Spaceflight
On March 30, 2021, the Company settled certain disputes with respect to the purchase price in the total amount of $6.8 million, which was accrued as a liability as of December 31, 2020 (Note 12). The Company paid the settlement amount in two tranches—(i) $2.0 million on April 1, 2021 and (ii) the remaining $4.8 million was triggered at the closing of the Merger. In April 2021, the Company also terminated a launch arrangement with Spaceflight and, as agreed upon by the parties, offset the amount due to M&Y Space with a contractual refund of $3.9 million of which the net amount of $819 thousand was settled for cash in the year ended December 31, 2021. As a result, the Company recorded a reduction to the accrued liability and a reduction to satellite procurement in the consolidated balance sheets.
The following summarizes the components of the (loss) gain from discontinued operations, net of income taxes, that the Company has reported in the consolidated statements of operations and comprehensive loss. The Company recognized an unfavorable working capital adjustment of $1.7 millions primarily related to a potential shortfall in accounts receivable in the closing balance sheet delivered to M&Y Space.

	Years Ended December 31,
	2021	2020
	(in thousands)
Major classes of line items constituting gain from discontinued operations:
Revenue - launch services	$—	$26,925
Total operating cost and expenses	—	29,393
Operating loss	—	(2,468)
Loss from discontinued operations, before income taxes	—	(2,487)
(Loss) gain on disposal of discontinued operations	(1,650)	30,672
Total (loss) gain from discontinued operations, net of income taxes	(1,650)	28,185